UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison/Claymore Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
          Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
Madison/Claymore Covered Call & Equity Strategy Fund
2455 Corporate West Drive
          Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 - June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

June 30, 2011
(Unaudited)

Madison/Claymore Covered Call & Equity Strategy Fund

MCN

Madison Investment Advisors

GUGGENHEIM

www.guggenheimfunds.com/mcn

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call & Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mcn, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dear Shareholder l

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”).This report covers the Fund’s performance for the semiannual fiscal period ended June 30, 2011.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums.There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents.The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund’s selection criteria. Call options were written against a somewhat lower percentage of the portfolio than usual during the period covered by this report because of the strong performance of the equity market.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GFIA is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

Madison Asset Management, LLC, (“MAM”), a subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment manager (the “Investment Manager”). Founded in 1974, Madison Investment Advisors, Inc. is an independently owned firm that, with its affiliates, manages billions in individual, corporate, pension, insurance, endowment, and mutual fund assets.As of June 30, 2011, Madison managed or supervised approximately $16.0 billion in assets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of -2.20% and a total return based on NAV of 0.16%.As of June 30, 2011, the Fund’s market price of $8.50 per share represented a discount of 9.96% to its NAV of $9.44 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.18 per common share on February 28 and May 31, 2011.The most recent dividend represents an annualized distribution rate of 8.47% based on the Fund’s closing market price of $8.50 on June 30, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on

Semiannual Report l June 30, 2011 l 3

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l DearShareholder continued

page 24 of the Fund’s annual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about MAM’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/mcn.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Madison/Claymore Covered Call & Equity Strategy Fund

July 31, 2011

4 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Questions & Answers l

The Madison/Claymore Covered Call & Equity Strategy Fund is managed by Madison Asset Management, LLC, (“MAM” or the “Investment Manager”) a subsidiary of Madison Investment Advisors, Inc. (“MIA”), which together with its affiliates, manages approximately $16 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of June 30, 2011. Portfolio Managers Frank Burgess, Founder & CEO of MIA and MAM, and Ray Di Bernardo, CFA,Vice President of MIA and MAM, discuss the Fund’s performance for the semiannual period ended June 30, 2011.

Before discussing performance, please describe the Fund’s investment objective and explain how MAM’s investment strategy seeks to achieve it.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of MAM, selling at reasonable prices in relation to their long-term earnings growth rates.The Fund may also invest in mid-cap stocks.The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.There can be no assurance that the Fund will achieve its investment objectives.

The Fund is managed by two teams of investment professionals. MAM regards these teams as a “right hand” and “left hand,” meaning they work together to make common stock and option decisions. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. MAM then seeks attractive call options to write on those stocks. It is the Investment Manager’s belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership.As bottom-up investors, MAM managers focus on the fundamental businesses of the companies under consideration for investment.This stock selection philosophy strays away from the “beat the street” mentality, as MAM seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, MAM seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders.

Once attractive and solid names are selected for the Fund, a call writing strategy is employed.This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What happened in the market during the first half of 2011?

The six months ended June 30, 2011, began much like 2010 ended, with stock markets surging, driven by a seemingly endless supply of government financial support and lofty economic growth expectations. From August 31, 2010 through February 18, 2011, the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, soared 29% (including dividends) with only a very slight hesitation in November 2010.

Renewed European sovereign debt concerns, unrest in Middle East and North African oil producing nations and the tragic Japanese earthquake and nuclear disaster resulted in a sharp reversal in stock prices with the S&P 500 giving back all of its early year gains by mid-March. Rather surprisingly, stocks very quickly resumed their upward trajectory despite continued geo-political risks and soaring oil prices. By the end of April, the S&P 500 had reached its highest point of the year, a level not seen since June 2008. However, stock prices moved lower once again as the impact of higher fuel costs, renewed housing market weakness and generally lackluster economic data caused economic growth expectations to be adjusted lower for the rest of the year. In the last week of June, better news out of North Africa resulted in a sharp decline in oil prices, and investors jumped back into stocks causing a 4% late quarter rally which ultimately provided the bulk of the

Semiannual Report l June 30, 2011 l 5

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

return for the period. Clearly, the first six months of the year proved to be a choppy ride for stocks as should be expected in an environment of significant geo-political and economic uncertainty. For the full six month period, the S&P 500 returned 6.02% while the S&P BuyWrite Index (BXM), representing a passive covered call strategy on the S&P 500, returned 2.42%.

From a sector perspective, higher quality stocks and defensive sectors were the leaders over the full six month period; however, sector leadership ebbed and flowed along with the multiple changes in investor sentiment.The energy sector led the market in the early part of the period, as crude oil prices surged on geopolitical unrest. Cyclical sectors, such as technology and industrials, and lower quality stocks also led early in the year, continuing their dominance from late 2010.As investor concerns grew and the overall market sagged, defensive sectors such as health care and consumer staples rotated into a leadership role.Although lower than in late 2010, sector and individual stock correlations have started rising once again, indicating that sector and stock movements are becoming more connected and driven by macro issues rather than fundamental issues.This has provided an increasingly challenging environment for MAM’s stock selection focus which relies more heavily on identifying attractive fundamental characteristics for our equity holdings.

Volatility has been relatively tame for much of this year with the exception of a short-lived spike in mid-March as the market reacted negatively to the above-noted geo-political events and the Japanese earthquake.The CBOEVIX Index, which shows the market’s expectation of 30-day volatility, jumped by over 45% in that short period of time but reversed very quickly as the stock market rebounded and investor fears subsided. Despite the ensuing choppiness in the market for the remainder of the period, volatility remained fairly docile as changes in market direction occurred in a fairly orderly manner.

How did the Fund perform during the first half of 2011?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2011, the Fund provided a total return based on market price of -2.20% and a total return based on NAV of 0.16%.As of June 30, 2011, the Fund’s market price of $8.50 per share represented a discount of 9.96% to its NAV of $9.44 per share.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance does not guarantee future results.

Both the Fund’s market price and its NAV declined during the first six months of 2011, and the discount to NAV widened during the period. During the early months of the year the Fund lagged the S&P 500, which is typical of a covered call strategy in a strong upwardly trending market.This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January.With the market appearing expensive following such a strong rally from mid 2010, the Fund was awaiting opportunities to reinvest on weakness. Such opportunities were presented periodically over the past six months but were very short in duration and relatively mild in scale. Although the S&P 500 has vacillated significantly in recent months, a true correction has not yet occurred. As stock prices periodically dipped, the Fund opportunistically reinvested portions of its cash into high quality companies with a keen eye to purchasing at appropriate valuation levels.This, along with the covered call aspect of the Fund’s strategy, is key to providing support in uncertain markets and is consistent with MAM’s “growth-at-a-reasonable-price” philos-ophy.As markets quickly rebounded from their short-lived retreats, additional call option positions moved in-the-money resulting in further stock assignments and additions to cash holdings.The cash generation of the portfolio during periods of market surges, along with MAM’s opportunistic and valuation conscious manner in reinvesting the cash, was the primary reason for the Fund’s divergence from the overall market during the period.As markets corrected in June, the Fund’s defensive positioning dramatically narrowed the performance differential; however, the strong surge in the final days of June reversed much of the positive effect.

Describe the Fund’s portfolio equity and option structure.

As of June 30, 2011, the Fund held 37 equity securities, and unexpired call options had been written against securities representing 48% of the value of the Fund’s long-term investments.The relatively low level of stock positions fully covered by call options reflected an active

6 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

June expiration period in which a number of call options either expired or were repurchased.The level of coverage has subsequently moved meaningfully higher as a result of the equity market rebound which occurred in late June and continued into July.

During the six-month period ended June 30, 2011, the Fund generated premiums of $5.4 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options; as of June 30, 2011, 56% of the fund’s call options (29 of 52 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of “out-of-the-money” options has increased slightly from the beginning of the year but remains relatively low given the strong absolute performance of the market year to date.

Which sectors are prevalent in the Fund?

The Fund’s largest exposure as of June 30, 2011, was to the technology (and technology-related) sector, followed by financials, health care, consumer discretionary and energy.The Fund had a small weighting in the materials sector and was absent the consumer staples, telecommunication services, industrials and utilities sectors, which, although defensive in nature, typically provide less attractive call writing opportunities.

What is MAM’s outlook for the market and Fund for the next few months?

Looking forward, a number of recent developments have bolstered confidence that the economy can once again regain its footing during the second half of 2011. For starters, the price of oil has declined by more than 15% since peaking in late April. In addition, global supply chain disruptions from the Japanese earthquake appear to be fading. Meanwhile, in Europe, another “fix” appears to be in place which could at least improve the odds for a delayed and orderly Greece default, welcome news to a number of very shaky European banks. On the fiscal front, serious political discussions focused on an extension of federal stimulus into 2012 appear to be providing more time for the economy to heal before it “sets out on its own.” Finally, the ongoing credit cycle tightening in China may soon be coming to a close. However, it is important to remember that the United States is still going through a rather lengthy and painful de-leveraging process. MAM believes this ongoing de-leveraging will lead to more fragile (sub-optimal) economic growth with shorter and choppier economic cycles.The economy and financial markets remain in healing mode following the crippling financial crisis of 2008-09.Although the trend in equity markets has been strongly positive since early 2009, the foundation for extended gains seems less than solid. Improvements certainly have been made but serious challenges remain.The fiscal austerity that is gripping parts of Europe will increasingly impact the U.S. economy, offsetting the monetary easing which has provided much of the fuel for equity strength in recent years. Corporate profit margins are at all-time highs, leaving little opportunity for improvement. Housing and employment data remain dismal. In short, the path to future sustained economic growth is not likely to be a smooth one.The Fund will continue its defensive stance given MAM’s view of relative uncertainty and will opportunistically move to a more aggressive stance as conditions improve and/or reduced market valuations and higher option premiums provide an increased margin of safety.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The CBOEVolatility Index is widely known as theVIX Index.VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE)Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the“investor fear gauge.”

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

Semiannual Report l June 30, 2011 l 7

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

MCN Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover.These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives.The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk:The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured.To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares).In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on OptionWriting Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Please see www.guggenheimfunds.com/mcn for a more detailed discussion about Fund risks and considerations.

8 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Fund Summary l As of June 30, 2011 (unaudited)

Fund Statistics
Share Price		$8.50
Common Share Net Asset Value		$9.44
Premium/(Discount) to NAV		-9.96%
Net Assets ($000)		$181,882
Total Returns
(Inception 7/28/04)	Market	NAV
Six Month	-2.20%	0.16%
One Year	17.91%	17.37%
Three Year - average annual	5.04%	3.47%
Five Year - average annual	0.94%	1.13%
Since Inception - average annual	1.40%	2.88%
		% of Long Term
Sector Breakdown*		Investments
Information Technology		30.6%
Financials		21.6%
Health Care		17.7%
Consumer Discretionary		15.0%
Energy		8.8%
Exchange Traded Funds		2.9%
Materials		2.0%
Exchange Traded Notes		1.4%
		% of Long-Term
Top Ten Holdings		Investments
Google, Inc.		4.2%
Visa, Inc.		4.2%
Microsoft Corp.		4.1%
Target Corp.		4.0%
Gilead Sciences, Inc.		4.0%
Celgene Corp.		4.0%
Wells Fargo & Co.		3.9%
Goldman Sachs Group, Inc.		3.8%
Morgan Stanley		3.7%
Best Buy Co., Inc.		3.5%

Sectors and holdings are subject to change daily. For more current information, please visit www.guggenheimfunds.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*Securities are classified by sectors that represent broad groupings of related industries.

% of Net
Portfolio Composition	Assets
Common Stocks	79.4%
Exchange Traded Funds	2.4%
Exchange Traded Notes	1.2%
Short-Term Investments	19.7%
Call Options Written	-2.5%
Other**	-0.2%
Net Assets	100.0%
**Represents other assets less liabilities.

Semiannual Report l June 30, 2011 l 9

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of Investments l June 30, 2011 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 83.0%
	Common Stocks (b) - 79.4%
	Consumer Discretionary - 12.5%
154,000	American Eagle Outfitters, Inc.	$ 1,963,500
170,000	Best Buy Co., Inc.	5,339,700
58,700	Home Depot, Inc.	2,126,114
177,900	Lowe’s Cos., Inc.	4,146,849
190,000	Staples, Inc.	3,002,000
130,000	Target Corp.	6,098,300
		22,676,463
	Energy - 7.3%
35,000	Apache Corp.	4,318,650
150,000	Petroleo Brasileiro SA, ADR (Brazil)	5,079,000
45,000	Schlumberger, Ltd. (Curacao)	3,888,000
		13,285,650
	Financials - 17.9%
50,600	American Express Co.	2,616,020
390,000	Bank of America Corp.	4,274,400
43,000	Goldman Sachs Group, Inc.	5,722,870
240,000	Morgan Stanley	5,522,400
110,000	State Street Corp.	4,959,900
60,000	T Rowe Price Group, Inc.	3,620,400
210,000	Wells Fargo & Co.	5,892,600
		32,608,590
	Health Care - 14.7%
22,100	Biogen Idec, Inc.(a)	2,362,932
100,000	Celgene Corp.(a)	6,032,000
30,000	Community Health Systems, Inc.(a)	770,400
147,000	Gilead Sciences, Inc.(a)	6,087,270
120,000	Mylan, Inc.(a)	2,960,400
100,000	Teva Pharmaceutical Industries, Ltd., ADR (Israel)	4,822,000
58,037	Zimmer Holdings, Inc.(a)	3,667,939
		26,702,941
	Materials - 1.6%
56,600	Freeport-McMoRan Copper & Gold, Inc.	2,994,140
	Information Technology - 25.4%
120,000	Adobe Systems, Inc.(a)	3,774,000
160,000	Applied Materials, Inc.	2,081,600
300,000	Cisco Systems, Inc.	4,683,000
130,000	eBay, Inc.(a)	4,195,100
540,300	Flextronics International, Ltd. (Singapore)(a)	3,468,726
12,500	Google, Inc., Class A(a)	6,329,750
115,000	Hewlett-Packard Co.	4,186,000
235,000	Microsoft Corp.	6,110,000

Number
of Shares	Description	Value
160,000	Symantec Corp.(a)	$ 3,155,200
75,000	Visa, Inc., Class A	6,319,500
124,000	Yahoo!, Inc.(a)	1,864,960
		46,167,836
	Total Common Stocks - 79.4%
	(Cost $155,299,115)	144,435,620
	Exchange Traded Funds - 2.4%
75,000	PowerShares QQQ Trust Series 1(b)
	(Cost $4,136,163)	4,278,750
	Exchange Traded Notes - 1.2%
100,000	iPATH S&P 500 VIX Short-Term Futures ETN(a)
	(Cost $3,822,910)	2,114,000
	Total Long-Term Investments - 83.0%
	(Cost $163,258,188)	150,828,370
Principal
Amount	Description	Value
	Short-Term Investments - 19.7%
	Money Market Fund - 17.0%
$ 30,896,348	AIM Liquid Assets Money Market Fund
	(Cost $30,896,348)	30,896,348
	US Treasury Securities - 2.7%
5,000,000	U.S. Treasury Note, 1.75%, 11/15/2011
	(Cost $5,029,475)	5,031,445
	Total Short-Term Investments - 19.7%
	(Cost $35,925,823)	35,927,793
	Total Investments - 102.7%
	(Cost $199,184,011)	186,756,163
	Liabilities in excess of Other Assets - (0.2%)	(304,215)
	Total value of Options Written - (2.5%) (Premiums received $4,988,564)	(4,569,577)
	Net Assets - 100.0%	$ 181,882,371

ADR - American Depositary Receipt
SA - Corporation
S&P - Standard & Poor’s

(a)	Non-income producing security.
(b)	All or a portion of this security position represents cover for outstanding options written.

See notes to financial statements.

10 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
(300)	Adobe Systems, Inc.	July 2011	$ 36.00	$ (450)
(300)	Adobe Systems, Inc.	July 2011	34.00	(1,350)
(600)	American Eagle Outfitters, Inc.	November 2011	17.00	(7,500)
(6)	American Express Co.	July 2011	44.00	(4,635)
(500)	American Express Co.	July 2011	47.50	(215,000)
(600)	Applied Materials, Inc.	July 2011	16.00	(300)
(400)	Applied Materials, Inc.	January 2012	15.00	(16,200)
(400)	Applied Materials, Inc.	October 2011	16.00	(3,000)
(1,000)	Bank of America Corp.	January 2012	12.50	(50,000)
(300)	Best Buy Co., Inc.	December 2011	33.00	(59,700)
(500)	Best Buy Co., Inc.	December 2011	32.00	(121,500)
(221)	Biogen Idec, Inc.	October 2011	82.50	(572,390)
(350)	Celgene Corp.	October 2011	57.50	(177,625)
(200)	Celgene Corp.	July 2011	57.50	(62,000)
(450)	Celgene Corp.	January 2012	60.00	(225,000)
(1,000)	Cisco Systems, Inc.	October 2011	18.00	(19,500)
(1,000)	Cisco Systems, Inc.	January 2012	19.00	(28,000)
(400)	eBay, Inc.	July 2011	32.00	(36,400)
(900)	eBay, Inc.	July 2011	31.00	(144,000)
(500)	Freeport-McMoRan Copper &
	Gold, Inc.	November 2011	52.00	(262,500)
(170)	Gilead Sciences, Inc.	November 2011	43.00	(34,085)
(300)	Gilead Sciences, Inc.	August 2011	39.00	(96,000)
(400)	Gilead Sciences, Inc.	August 2011	41.00	(73,600)
(180)	Goldman Sachs Group	January 2012	170.00	(20,610)
(50)	Google, Inc.	September 2011	590.00	(9,375)
(400)	Hewlett-Packard Co.	November 2011	38.00	(61,000)
(300)	Home Depot, Inc.	January 2012	35.00	(90,150)
(287)	Home Depot, Inc.	November 2011	36.00	(57,544)
(600)	Lowe’s Cos., Inc.	July 2011	23.00	(36,300)
(500)	Microsoft Corp.	January 2012	27.50	(48,250)
(400)	Morgan Stanley	July 2011	26.00	(600)
(400)	Morgan Stanley	January 2012	24.00	(69,000)
(300)	Mylan, Inc.	July 2011	20.00	(141,750)
(700)	Mylan, Inc.	July 2011	21.00	(257,250)
(200)	Mylan, Inc.	January 2012	24.00	(50,900)
(300)	Petroleo Brasileiro SA	January 2012	35.00	(63,450)
(350)	Powershares QQQ Trust Series 1	September 2011	57.00	(62,475)
(400)	Powershares QQQ Trust Series 1	December 2011	57.00	(116,600)
(450)	Schlumberger, Ltd.	January 2012	85.00	(391,500)
(188)	State Street Corp.	January 2012	50.00	(33,558)

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
(180)	State Street Corp.	November 2011	$ 47.00	$ (39,330)
(400)	Symantec Corp.	July 2011	18.00	(70,000)
(400)	Symantec Corp.	July 2011	19.00	(34,200)
(700)	Symantec Corp.	January 2012	20.00	(116,200)
(200)	T Rowe Price Group, Inc.	January 2012	60.00	(99,000)
(400)	Target Corp.	January 2012	52.50	(39,000)
(300)	Teva Pharmaceutical Industries, Ltd.	January 2012	52.50	(51,300)
(500)	Wells Fargo & Co.	July 2011	30.00	(2,250)
(100)	Wells Fargo & Co.	October 2011	32.00	(3,550)
(500)	Wells Fargo & Co.	January 2012	30.00	(72,750)
(400)	Yahoo!, Inc.	July 2011	18.00	(1,400)
(840)	Yahoo!, Inc.	January 2012	17.50	(58,800)
	Total Value of Call Options Written
	(Premiums received $4,764,568)			(4,308,827)
	Put Options Written
(1,000)	Cisco Systems, Inc.	October 2011	17.00	(187,500)
(500)	Microsoft Corp.	January 2012	25.00	(73,250)
	Total Value of Put Options Written
	(Premiums received $223,996)			(260,750)
	Total Value of Options Written
	(Premiums received $4,988,564)			$ (4,569,577)

See notes to financial statements.

Semiannual Report l June 30, 2011 l 11

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Assets and Liabilities l June 30, 2011 (unaudited)

Assets
Investments, at value (cost $199,184,011)	$186,756,163
Investments sold receivable	1,794,683
Dividends and interest receivable	119,401
Other assets	11,796
Total assets	188,682,043
Liabilities
Options written, at value (premiums received of $4,988,564)	4,569,577
Investments purchased payable	1,092,892
Due to custodian	879,917
Investment advisory fee payable	73,397
Investment management fee payable	73,397
Administration fee payable	4,037
Fund accounting payable	3,737
Accrued expenses	102,718
Total liabilities	6,799,672
Net Assets	$181,882,371
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	259,770,450
Accumulated net realized loss on investments and options transactions	(58,647,817)
Net unrealized depreciation on investments and options transactions	(12,008,861)
Accumulated net investment loss	(7,424,085)
Net Assets	$181,882,371
Net Asset Value (based on 19,268,423 common shares outstanding)	$9.44

See notes to financial statements.

12 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Operations l For the six months ended June 30, 2011 (unaudited)

Investment Income
Dividends	$708,740
Interest	12,001
Total income		$720,741
Expenses
Investment advisory fee	462,656
Investment management fee	462,656
Professional fees	65,440
Trustees’fees and expenses	59,445
Printing expenses	36,204
Custodian fee	26,500
Administrative fee	25,446
Fund accounting	23,033
Line of credit fees	12,569
NYSE listing fee	10,498
Transfer agent fee	9,423
Insurance	5,981
Other	8,343
Total expenses		1,208,194
Net investment loss		(487,453)
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		5,170,034
Options		4,194,401
Net change in unrealized appreciation (depreciation) on:
Investments		(13,496,057)
Options		5,013,167
Net realized and unrealized gain on investment and option transactions		881,545
Net Increase in Net Assets Resulting from Operations		$394,092

See notes to financial statements.

Semiannual Report l June 30, 2011 l 13

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Statement of Changes in Net Assets l

	For the
	Six Months Ended	For the
	June 30, 2011	Year Ended
	(unaudited)	December 31, 2010
Increase in Net Assets Resulting from Operations
Net investment loss	$(487,453)	$(1,018,660)
Net realized gain/(loss) on investments and options	9,364,435	(57,123,790)
Net unrealized appreciation/(depreciation) on investments and options	(8,482,890)	75,047,907
Net increase in net assets resulting from operations	394,092	16,905,457
Distributions to Shareholders
From and in excess of net investment income	(6,936,632)	–
Return of capital	–	(13,873,264)
	(6,936,632)	(13,873,264)
Total increase/(decrease) in net assets	(6,542,540)	3,032,193
Net Assets:
Beginning of period	188,424,911	185,392,718
End of period (including distributions in excess of net
investment income of $(7,424,085) and $0, respectively)	$181,882,371	$188,424,911

See notes to financial statements.

14 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Financial Highlightsl

	For the		For the		For the		For the	For the	For the
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2011		December 31,		December 31,		December 31,	December 31,	December 31,
	(unaudited)		2010		2009		2008	2007	2006
Net asset value, beginning of period	$9.78		$9.62		$7.64		$13.02	$14.84	$14.74
Investment operations
Net investment income (loss) (a)	(0.03)		(0.05)		(0.05)		–	0.17	0.01
Net realized and unrealized gain (loss) on investments and options	0.05		0.93		2.83		(4.20)	(0.67)	1.41
Total from investment operations	0.02		0.88		2.78		(4.20)	(0.50)	1.42
Distributions to Common Shareholders
From and in excess of net investment income	(0.36)		–		(0.80)		(1.18)	(1.32)	(1.32)
Return of capital	–		(0.72)		0.00	*	–	–	–
Total Distributions to Shareholders	(0.36)		(0.72)		(0.80)		(1.18)	(1.32)	(1.32)
Net asset value, end of period	$9.44		$9.78		$9.62		$7.64	$13.02	$14.84
Market value, end of period	$8.50		$9.05		$8.89		$6.21	$11.41	$15.11
Total investment return (b)
Net asset value	0.16%		9.84%		39.00%		–34.53%	–3.81%	10.22%
Market value	–2.20%		10.49%		61.01%		–38.12%	–16.85%	11.86%
Ratios and supplemental data
Net assets end of period (thousands)	$181,882		$188,425		$185,393		$147,239	$250,781	$283,851
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.31	%(c)	1.31	%(c)	1.42	%(c)	1.36%	1.25%	1.28%
Total expenses, including interest expense	1.31	%(c)	1.31	%(c)	1.62	%(c)	1.62%	1.25%	1.28%
Net investment income (loss), including interest expense	-0.53%		-0.56%		-0.57%		0.04%	1.20%	0.04%
Portfolio Turnover	40%		60%		14%		33%	103%	59%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		N/A		$24,000	N/A	N/A
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		N/A		$7,135	N/A	N/A

*	Amount is less than 0.01
(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the net impact to the expense ratios would be 0.01% for the six months ended June 30, 2011 and the years ended December 31, 2010 and December 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Semiannual Report l June 30, 2011 l 15

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Notes to Financial Statements l June30,2011(unaudited)

Note 1 – Organization:

Madison/Claymore Covered Call & Equity Strategy Fund (the“Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”).

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in accordance with procedures established in good faith by management and approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 3 securities during the six months ended June 30, 2011.

16 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Notes to Financial Statements l

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2011.

Description (value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$144,436	$–	$–	$144,436
Exchange-Traded Funds	4,279	–	–	4,279
Exchange-Traded Notes	2,114	–	–	2,114
Money Market Fund	30,896	–	–	30,896
U.S. Government	–	5,031	–	5,031
Total	$181,725	$5,031	$–	$186,756
Liabilities:
Written options	$4,570	$–	$–	$4,570
Total	$4,570	$–	$–	$4,570

There were no transfers between Level 1 and Level 2 securities for the six months ended June 30, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair

Semiannual Report l June 30, 2011 l 17

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Notes to Financial Statements l

value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the“Adviser”), the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management, LLC (the “Investment Manager”); and provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and pays the compensation of all officers and trustees of the Fund who are the Investment Manager’s affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee, payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments, excluding written options, as of June 30, 2011, is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Appreciation
Purposes	Appreciation	Depreciation	Investments	on Derivatives
$199,698,536	$6,779,091	$(19,721,464)	$(12,942,373)	$418,987

18 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

As of December 31, 2010, (the most recent fiscal year end for federal income tax purposes) the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed
Long-Term
Undistributed	Gain/(Accumulated)
Ordinary Income	Capital Loss and Other
$-	$(67,497,727)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, post-October losses and straddles.

At December 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $67,417,122 available to offset possible future capital gains. Of the capital loss carryforward, $6,885,696 is set to expire on December 31, 2017 and $60,531,426 is set to expire on December 31, 2018. Such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes capital loss carryforwards to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For the year ended December 31, 2010, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2010
Ordinary income	$ –
Long-term capital gain	–
Return of capital	13,873,264
$13,873,264

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (e.g. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the six months ended June 30, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $59,744,913 and $72,735,152, respectively.

Note 6 – Derivatives:

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Covered Call and Put Options

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Semiannual Report l June 30, 2011 l 19

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Transactions in written option contracts for the six months ended June 30, 2011, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	35,722	$ 9,871,688
Options written during the period	24,934	5,387,364
Options expired during the period	(7,332)	(1,972,474)
Options closed during the period	(15,095)	(3,636,711)
Options assigned during the period	(15,007)	(4,661,303)
Options outstanding, end of period	23,222	$ 4,988,564

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at June 30, 2011:

Statement of Assets & Liability Presentation of Fair Values of Derivatives (in $000s):

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity risk	–	–	Options written, at value	$4,570
Total		–		$4,570

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2011:

Effect of Derivative Instruments on the Statement of Operations (in $000s):

		Change in
		Unrealized
	Amount of Realized	Appreciation/
	Gain/(Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$4,194	$5,013
Total	$4,194	$5,013

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding at June 30, 2011.

There were no common shares issued during the six months ended June 30, 2011, and the year ended December 31, 2010, including no shares in connection with the Fund’s dividend reinvestment plan.

Note 8 - Borrowings:

On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000, and on April 30, 2010, the revolving credit agreement was reduced further to $25,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.25% with a minimum annual rate of 3.00%. An unused commitment fee of 0.125% is charged on the difference between the $25,000,000 credit agreement and the amount borrowed, which is included in“Line of credit fees”on the Statement of Operations. At June 30, 2011, and for the six-month period then ended, there were no borrowings outstanding in connection with the Fund’s credit facility. The maturity date for the Revolving Credit Agreement is April 30, 2012.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) invest the proceeds of the loan. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940

20 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Act) greater than 300%, maintain its status as a regulated investment company, maintain its classification as a“closed-end fund company”as defined in the 1940 Act, and maintain insurance with respect to its properties and business, including (a) fidelity bond coverage as is required by Rule 17g-1 promulgated under the 1940 Act, and (b) errors and omissions, and director and officer liability insurance.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On August 1, 2011, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable August 31, 2011 to shareholders of record on August 15, 2011.

Semiannual Report l June 30, 2011 l 21

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental Information l (unaudited)

Federal Income Tax Information
In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

	Term of		Number of
	Office**		Portfolios In
Name, Address*,	and		The Fund
Year of Birth	Length	Principal Occupation During	Complex***
and Position(s) held	of Time	the Past Five Years and	Overseen by	Other Directorships
with Registrant	Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc.	54	None.
Year of birth: 1951		1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic
Class I Trustee		Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
James R. Imhoff, Jr.	Since 2004	Chairman and CEO of First Weber Group (1996-present).	1	Director, Park Bank. Trustee, the Mosaic family
Year of birth: 1944				of mutual funds and Madison Strategic
5250 East Terrace Drive				Sector Premium Fund.
Madison, WI 53718
Class II Trustee
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning	56	None.
Year of birth: 1953		and business transactions (2000-present). Formerly, Executive Vice President, General Counsel
Class II Trustee		and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	53	Trustee, Bennett Group of Funds
Year of birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment		(2011-present).
Class III Trustee		Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment
Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).
Lorence Wheeler	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc. (1986-1997) and Pension	1	Director, Grand Mountain Bank FSB. Trustee,
Year of birth: 1938		Specialist for CUNA Mutual Group (1997-2001).		the Mosaic family of mutual funds and
135 Sunset Blvd.				Madison Strategic Sector Premium Fund.
Tabernash, CO 80478
Class III Trustee
Interested Trustees:
Frank E. Burgess†	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. and Madison Asset	1	Director, Capital Bankshares, Inc., Outrider
Year of birth: 1942		Management, LLC (1974-present).		Foundation, Inc., and Santa Barbara
550 Science Drive				Community Bankcorp. Trustee, the Mosaic
Madison, WI 53711				family of mutual funds and Madison Strategic
Class I Trustee and				Sector Premium Fund.
Senior Vice President

*	Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Class I Trustees are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Class II Trustees are expected to stand for re-election at the fund’s 2012 annual meeting of shareholders.
-Class III Trustees are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc.The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Burgess is an“interested person”(as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

22 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Supplemental Information (unaudited) continued

Officers:

The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Term of
Name, Address*,	Office** and
Year of Birth	Length of
and Position(s)	Time	Principal Occupation During the Past Five Years and
Held with Registrant	Served	Other Affiliations
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and Guggenheim
Year of birth: 1959		Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and
Chief Executive Officer and	Since 2010	Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief Compliance Officer,
Year of Birth: 1955		Van Kampen Funds (2004–2010). ,
Chief Accounting Officer,
Chief Financial Officer and
Treasurer
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009 to present). Secretary of certain funds in the Fund Complex.
Year of birth: 1980		Formerly, associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007).
Secretary
Jay Sekelsky	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic
550 Science Drive		family of funds and Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1959
Vice President
Kay Frank	Since 2004	Managing Director of Madison Investment Advisors, Inc. (1986 – present); Vice President of Madison Asset Management, LLC (2003-present);
550 Science Drive		President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1960
Vice President
Ray Di Bernardo	Since 2003	Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
Greg Hoppe	Since 2008	Vice President of Madison Mosaic, LLC (1999-present); Vice President of Madison Asset Management LLC (2004-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1969
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (Feb 2006-present). Formerly, Chief Compliance
Year of birth: 1957		Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer

*	Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l June 30, 2011 l 23

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

24 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Management Agreement Contract Re-Approval

On January 26, 2011 and April 27, 2011, the Board of Trustees (the“Board”), including those trustees who are not“interested persons“as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the“Committee“and consisting solely of the Independent Trustees) of the Board of the Madison/Claymore Covered Call & Equity Strategy Fund (the“Fund”) renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Madison Asset Management, LLC (“Manager”). The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the“Advisory Agreements.”The Board and Committee also considered materials reviewed and discussions held at the March 8, 2011 special Board meeting where the Committee considered additional materials in connection with the review of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Manager, Management Practice Inc. (“MPI”) and independent legal counsel. The members of the Board and Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee worked with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Manager. The Adviser and the Manager provided extensive information in response to that request and to a follow-up request for information. MPI, a third party consultant on the fund industry, also provided the Committee performance information on the Fund and certain peer funds. Among other information, the Adviser and the Manager provided a strategic alternatives proposal and provided materials supporting its respective proposal and general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and the Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Manager and the compliance program of the Adviser and of the Manager.

Based upon its review, the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements and, accordingly, recommended to the Board of Trustees the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Committee’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Manager was responsible for the investment and reinvestment of the Fund’s assets. The Board considered the Adviser’s responsibility to oversee the Manager and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company for a nine month period ended September 30, 2010 and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser’s efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Manager’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three month, six month, one year, three year and five year periods ended December 31, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds (“peer group of funds”) selected for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in large-cap domestic equity securities and that write individual call options on a substantial portion of the fund’s assets. The Board noted that the Fund’s investment results were consistent with that aspect of the Fund’s investment strategy to write covered call options on common stocks to generate income. The Board also considered that the Adviser does not directly manage investment performance but that such duties were the Manager’s responsibility. The Board also requested and reviewed performance information for the covered call closed-end fund universe.

The Board compared the Fund’s advisory and management fees and expense ratio to those of the peer group of funds and to the advisory fees that the Adviser charged to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board also considered that the combined advisory and management fees were at the median of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund as of a nine month period ended September 30, 2010.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Fund.

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Manager, the Board considered the qualifications, experience and skills of the Manager’s portfolio management and other key personnel. The Board also considered the Manager’s implementation of the strategy to write covered call options on a portion of the Fund’s equity securities. The Board concluded that the Manager had personnel qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board considered the Manager’s efforts in pursuing the Fund’s primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Board reviewed the performance of the Fund and the average of the peer group of funds for the six-months, one year, three year, five year and since inception periods ended December 31, 2010. The Board noted that the Fund’s returns on an NAV basis were higher than the returns of the CBOE BuyWrite Index and within range of the return of the average of the peer group of funds. The Board considered that the Manager followed its investment strategy of investing in securities in sectors it believed would“grow at a reasonable price”using a covered call strategy. The

Semiannual Report l June 30, 2011 l 25

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l BoardConsiderations continued

Board also considered that as a percentage of the Fund’s market price, the Fund had distributed a level of current income consistent with the peer group of funds.

The Board reviewed the management fee paid by the Fund to the Manager and compared it to the fees charged by the Manager to other investment company clients for which the Manager serves as adviser that have a covered call strategy. The Board considered that the Fund’s management fee was lower than the Manager’s two investment company clients’ advisory fees and that the Manager did not serve as sub-adviser for other funds.

With respect to the costs of services to be provided and profits realized by the Manager from its relationship to the Fund, the Board reviewed information regarding the revenues the Manager received under the Investment Management Agreement and estimated allocated expenses of the Manager in providing services under the Investment Management Agreement.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale in the coming year.

The Board considered other benefits available to the Manager because of its relationship to the Fund and noted that the accounting services fees received by the Manager from serving as accounting services provider to the Fund provided it with additional revenue. The Board also considered the Manager’s use of soft dollars and ability to obtain brokerage research with the Fund’s commissions, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Manager.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Manager.

26 l Semiannual Report l June 30, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Fund Information l

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Kevin M. Robinson	Madison Asset Management, LLC
	Chief Executive Officer and	550 Science Drive
Frank Burgess*	Chief Legal Officer	Madison, WI 53711

James Imhoff, Jr.	John Sullivan	Investment Adviser
	Chief Financial Officer, Chief	Guggenheim Funds Investment
Ronald A. Nyberg	Accounting Officer and Treasurer	Advisors, LLC
2455 Corporate West Drive
Ronald E.Toupin, Jr.	Frank Burgess	Lisle, IL 60532
Senior Vice President
Lorence Wheeler		Administrator
	Elizabeth H. Hudson	Guggenheim Funds Investment
* Trustee is an “interested person” of the Fund as defined	Secretary	Advisors, LLC
in the Investment Company Act of 1940, as amended.		2455 Corporate West Drive
	Jay Sekelsky	Lisle, IL 60532
Vice President
Custodian and Transfer Agent
	Kay Frank	The Bank of NewYork Mellon
	Vice President	New York, New York

	Ray Di Bernardo	Legal Counsel
	Vice President	Vedder Price P.C.
Chicago, Illinois
Greg Hoppe
	Vice President	Independent Registered Public
Accounting Firm
	Bruce Saxon	Ernst &Young LLP
	Chief Compliance Officer	Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call & Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information.The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.guggenehimfunds.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com.The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room inWashington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Semiannual Report l June 30, 2011 l 27

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

About the Fund Manager l

Madison Asset Management, LLC

Madison Asset Management, LLC, (MAM) a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages approximately $16.0 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of June 30, 2011.

Investment Philosophy

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The manager employs a fundamental, bottom-up strategy in constructing equity portfolios.

The manager looks for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The manager follows a rigorous three-step process when evaluating companies and then employs an actively-managed option strategy to help enhance income and mitigate downside risk.

1. Business model. The manager looks for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. Management. When assessing management, the manager looks to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. Proper valuation. The final step in the process is assessing the proper valuation for the company.The manager strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows.They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the manager has high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums.The covered call strategy also tends to reduce the risk compared to just owning the stock.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 08/11

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

CEF-MCN-SAR-0611

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Not applicable.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)        Not Applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          August 30, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Accounting Officer, Chief Financial Officer and Treasurer

Date:           August 30, 2011